Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I,  Joel Cohen,  Principal  Accounting  Officer  of  the  Big  Flash Corporation (the "registrant"), certify that:

     1. I have  reviewed  this  quarterly  report  on Form  10-QSB  of Big Flash Corporation;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  for the registrant and we have:

              a) designed such disclosure controls and procedures to ensure that material  information   relating  to  the  registrant,   including  its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b)  evaluated  the   effectiveness  of  the  small  business   issuer's disclosure  controls and  procedures  and  presented in this report our conclusions  about the  effectiveness  of the  disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         c)  disclosed  in this report any change in the  registrant's  internal control over financial  reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation,  to the  registrant's  auditors  and the audit committee of  registrant's  board of directors (or persons  performing  the equivalent function):

         a) all significant  deficiencies and material  weaknesses in the design or operation of our financial  reporting  internal  controls  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and      b) any fraud,  whether or not material,  that  involves  management or other  employees  who  have a  significant  role  in  the  registrant's internal controls over financial reporting.

Date:  May 15, 2006

/s/ Joel Cohen

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Joel Cohen

Principal Accounting Officer